EXHIBIT 10.11

AMENDMENT TO BY-PRODUCTS MARKETING AGREEMENT

     AMENDMENT TO BY-PRODUCTS MARKETING AGREEMENT (“Amendment”), dated May 27, 2004, by and among CONAGRA TRADE GROUP, INC. (“CTG”) and SWIFT& COMPANY (“Swift”).

RECITALS:

     WHEREAS, the parties hereto are parties to that certain By-Products Marketing Agreement dated October 8, 2003 (the “Agreement”);

     WHEREAS, the parties desire to amend the Agreement to extend its Initial Term.

AGREEMENT:

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, the parties hereto agree as follows:

1. Term and Termination. Section 12 of the Agreement is hereby amended by replacing the first paragraph of Section 12 with the following:

     “12. Term and Termination. This Agreement will commence on May 26, 2003 and will terminate on May 31, 2009 (the “Term”). Provided, however, this Agreement shall automatically renew for additional one (1) year terms thereafter on the same terms and conditions unless either party gives written notice of its intention not to renew the Agreement at least ninety (90) days prior to the end of the Initial Term or any renewal term.”

3. Defined Terms. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Agreement.

4. Agreement Amendment Provision. This Amendment is executed, delivered and made effective in accordance with Section 21 of the Agreement.

5. Effect on Agreement. Except as specifically amended hereby, all terms, provisions and conditions of the Agreement shall remain in full force and effect. To the extent the terms of the Agreement are inconsistent with the terms set forth in this Amendment, this Amendment shall control and the terms of the Agreement shall be deemed amended mutatis mutandis to reflect this Amendment.

6. Amendments. This Amendment stall not be amended except in a writing signed by all the parties hereto.

7. Counterparts. This Amendment may be executed and delivered (including by facsimile transmission) in one or more counterparts, each of which shall be regarded as an original and all of which shall constitute one and the same instrument.

8. Applicable Law. This Amendment shall be governed by the laws of the State of Delaware, excluding its choice of law rules.

     The undersigned parties have executed this Amendment as of the date first set forth above.

CONAGRA TRADE GROUP, INC.		SWIFT & COMPANY

By:	/s/ GREGORY A. HECKMAN	By:	/s/ DONALD F. WISEMAN

	GREGORY A. HECKMAN		DONALD F. WISEMAN
Its:	President & COO	Its:	Vice President, General Counsel and Secretary

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